SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 30, 2004

GEORGIA-PACIFIC CORPORATION

(Exact Name of Registrant as Specified in its Charter)

GEORGIA	001-03506	93-0432081

(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA	30303

(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code	(404) 652-4000

Item 5.	Other Events and Required FD Disclosure.

Attached hereto as Exhibit 99.1 is a press release issued by Georgia-Pacific Corporation on July 30, 2004, which press release is hereby incorporated herein by this reference.

Item 7.	Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press release issued by Georgia-Pacific Corporation on July 30, 2004 regarding declaration of quarterly dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 30, 2004

GEORGIA-PACIFIC CORPORATION

		By:	/s/ KENNETH F. KHOURY

		Name:	Kenneth F. Khoury
		Title:	Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

99.1	Press release issued by Georgia-Pacific Corporation on July 30, 2004 regarding declaration of quarterly dividend.